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                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549

                                      FORM 8-K

                                   CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  DECEMBER 26, 1998

                              KAYNAR TECHNOLOGIES INC.
                              ------------------------
               (Exact name of registrant as specified in its charter)

            Delaware                    000-22519                33-0591091
            --------                    ---------                ----------
(State or other jurisdiction of   Commission File No.        (I.R.S. Employer
incorporation or organization)                               Identification No.)

       500 N. State College Blvd., Suite 1000, Orange, California  92868-1638
       ----------------------------------------------------------------------
       (Address of principal executive offices)                    (Zip Code)

        Registrant's telephone number, including area code:  (714) 712-4900

ITEM 1.   CHANGE IN CONTROL OF REGISTRANT

     On December 26, 1998, The Fairchild Corporation, a Delaware corporation ("Fairchild"), Dah Dah, Inc., a Delaware corporation ("Merger Sub") and wholly-owned subsidiary of Fairchild, and Kaynar Technologies Inc., a Delaware corporation ("KTI"), entered into an Agreement and Plan of Reorganization, a copy of which is incorporated by reference as Exhibit 2.1 hereto (the "Merger Agreement"). Pursuant to the terms of the Merger Agreement and subject to certain conditions being satisfied or waived, Merger Sub will merge with and into KTI (the "Merger") and KTI will survive the Merger (the "Surviving Corporation") and become a wholly-owned subsidiary of Fairchild.

     Upon the effectiveness of the Merger, each outstanding share of common stock of KTI, par value $0.01 per share (the "Common Stock"), with the exception of shares held by stockholders who properly exercise dissenters' rights under the Delaware General Corporation Law and shares held by Fairchild or Merger Sub, will be cancelled and converted into the right to receive $28.75 in cash. All outstanding stock options of KTI, whether or not then-exercisable, shall be made fully vested and exercisable and converted into the right to receive for each share subject to such stock option an amount in cash equal to the excess of the merger consideration over the exercise price per share of such stock option.

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     The closing of the Merger is subject to certain conditions, including
(among others) expiration or early termination of the Hart-Scott-Rodino waiting period and the approval of KTI's stockholders.

     Fairchild has also entered into separate Voting Agreements dated December 26, 1998 with each of Jordan A. Law, David A. Werner, Robert L. Beers, and LeRoy
A. Dack, copies of which are incorporated by reference as Exhibits 99.1-99.4 hereto (together, the "Voting Agreements"). Pursuant to the Voting Agreements, Messrs. Law, Werner, Beers, and Dack have agreed to vote all shares of capital stock of KTI of which they have beneficial ownership in favor of the Merger and each of the other transactions contemplated by the terms of the Merger Agreement and against any other acquisition proposal or other agreement that would impede or prevent the Merger. Messrs. Law, Werner, Beers, and Dack have also agreed not to transfer any such shares of capital stock unless the transferee agrees to be bound by the terms of the Voting Agreements.

     A Voting and Option Agreement dated December 26, 1998 has also been entered into between General Electric Capital Corporation, a New York corporation ("GE Capital"), CFE, Inc., a Delaware corporation ("CFE") and a wholly-owned subsidiary of GE Capital, Merger Sub, and Fairchild, a copy of which is incorporated by reference as Exhibit 99.5 hereto (the "Voting and Option Agreement"). CFE is the beneficial owner of 4,206,000 shares of Series C Convertible Preferred Stock of KTI, par value $0.01 per share (the "Preferred Stock"), which is convertible into shares of Common Stock on a one-for-one ratio, and 1,000,000 shares of Common Stock. Pursuant to the Voting and Option Agreement, CFE has agreed to vote, and GE Capital has agreed to cause CFE to vote, each of its shares of Preferred Stock and Common Stock in favor of the Merger and each of the other transactions contemplated by the terms of the Merger Agreement and against any other acquisition proposal or other agreement that would impede or prevent the Merger. CFE has also granted Fairchild an option, which becomes exercisable under certain circumstances 60 days after the termination of the Merger Agreement (subject to certain conditions), to acquire each of its shares of Preferred Stock and Common Stock at a cash purchase price of $28.75 per share. CFE has further agreed, subject to certain exceptions, not to transfer any of its Preferred Stock or Common Stock without the prior written consent of Fairchild.

     The foregoing summaries of the terms of the Merger Agreement, the Voting Agreements, and the Voting and Option Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements set forth in the exhibits attached hereto.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Financial Statements of Business Acquired

          Not Applicable

     (b)  Pro Forma Financial Information

          Not Applicable

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     (c)  Exhibits


          No.       Description
          ---       -----------
           2.1      Agreement and Plan of Reorganization dated as of
                    December 26, 1998 by and among The Fairchild Corporation,
                    Dah Dah, Inc., and Kaynar Technologies Inc.

          99.1      Voting Agreement dated as of December 26, 1998 between The
                    Fairchild Corporation and Jordan A. Law.

          99.2      Voting Agreement dated as of December 26, 1998 between The
                    Fairchild Corporation and David A. Werner.

          99.3      Voting Agreement dated as of December 26, 1998 between The
                    Fairchild Corporation and Robert L. Beers.

          99.4      Voting Agreement dated as of December 26, 1998 between The
                    Fairchild Corporation and LeRoy A. Dack.

          99.5 Voting and Option Agreement dated as of December 26, 1998 by and among The Fairchild Corporation, Dah Dah, Inc.,
                    CFE Inc., and General Electric Capital Corporation.


                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized in the City of Orange, State of California on this 5th day of January, 1999.

                                   KAYNAR TECHNOLOGIES INC.

                                   /s/ David A. Werner
                                   -------------------------------------------
                                   By:  David A. Werner
                                        Executive Vice President

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                                   EXHIBIT INDEX

          No.       Description
          ---       -----------
           2.1      Agreement and Plan of Reorganization dated as of
                    December 26, 1998 by and among The Fairchild Corporation,
                    Dah Dah, Inc., and Kaynar Technologies Inc.

          99.1      Voting Agreement dated as of December 26, 1998 between The
                    Fairchild Corporation and Jordan A. Law.

          99.2      Voting Agreement dated as of December 26, 1998 between The
                    Fairchild Corporation and David A. Werner.

          99.3      Voting Agreement dated as of December 26, 1998 between The
                    Fairchild Corporation and Robert L. Beers.

          99.4      Voting Agreement dated as of December 26, 1998 between The
                    Fairchild Corporation and LeRoy A. Dack.

          99.5 Voting and Option Agreement dated as of December 26, 1998 by and among The Fairchild Corporation, Dah Dah, Inc.,
                    CFE Inc., and General Electric Capital Corporation.
